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                                                                     Exhibit T3F

                             CROSS-REFERENCE TABLE

   TIA                                                               Indenture
 Section                                                              Section
 -------                                                             ---------
310 (a)(1)........................................................   7.9;7.10
    (a)(2)........................................................   7.10
    (a)(3)........................................................   N.A.
    (a)(4)........................................................   2.2
    (a)(5)........................................................   7.10
    (b)...........................................................   7.8;7.10
    (c)...........................................................   N.A.
311 (a)...........................................................   7.11
    (b)...........................................................   7.11
    (c)...........................................................   N.A.
312 (a)...........................................................   2.5
    (b)...........................................................   12.3
    (c)...........................................................   12.3
313 (a)...........................................................   7.6
    (b)(1)........................................................   7.6
    (b)(2)........................................................   7.6
    (c)...........................................................   7.6
    (d)...........................................................   7.6
314 (a)...........................................................   4.12;4.16
    (b)...........................................................   10.2
    (c)(1)........................................................   12.4
    (c)(2)........................................................   12.4
    (c)(3)........................................................   N.A.
    (d)...........................................................   10.4
    (e)...........................................................   12.5
    (f) ..........................................................   N.A.
315 (a)...........................................................   7.1;7.2
    (b)...........................................................   7.5;12.2
    (c)...........................................................   7.1;7.2
    (d)...........................................................   7.1;7.2
    (e)...........................................................   6.11
316 (a)(last sentence)............................................   12.6
    (a)(1)(A).....................................................   6.5
    (a)(1)(B).....................................................   6.4
    (a)(2)........................................................   N.A.
    (b)...........................................................   6.7
    (c)...........................................................   2.11;9.4
317 (a)(1)........................................................   6.8
    (a)(2)........................................................   6.9
    (b)...........................................................   2.4
318 (a)...........................................................   12.1

                           N.A. means Not Applicable.